Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 35 to Registration Statement No. 2-57354 on Form N-1A of our report dated July 10, 2006, relating to the financial statement of High Yield Portfolio of Merrill Lynch Municipal Bond Fund, Inc. appearing in the Statement of Additional Information, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 10, 2006